                                                                  EXHIBIT 10.6.3

                      CORPORATE MODIFICATION RESOLUTIONS
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BORROWER: MISSION CRITICAL SOFTWARE, INC.         BANK: SILICON VALLEY BANK
          720 N. Post Oak Road                          9020 Capital of Texas Highway North
          Suite 505                                     Building 1, Suite 350
          Houston, Texas 77024                          Austin, Texas  78759
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I, THE UNDERSIGNED SECRETARY OF MISSION CRITICAL SOFTWARE, INC. ("BORROWER"),
HEREBY CERTIFY that Borrower is a corporation duly organized and existing under and by virtue of the laws of the State of Delaware and is duly authorized to do business and in good standing in the State of Texas.

I FURTHER CERTIFY that the Articles of Incorporation and Bylaws previously delivered to Silicon Valley Bank ("Bank") remain in full force and effect and have not been amended, restated or modified in any way.

I FURTHER CERTIFY that at a meeting of the Directors of Borrower (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

BE IT RESOLVED that ANY ONE (1) of the following named officers, employees, or agents of Borrower, whose actual signatures are shown below:

NAMES                POSITIONS         ACTUAL SIGNATURES
-----                ---------         -----------------

Michael Bennett      CEO               /s/  Michael Bennett
-----------------    ---------------   ----------------------

Steve Odom           CFO               /s/ Steve Odom
-----------------    ---------------   ----------------------

Leslie Willard       V.P. of Finance   /s/  Leslie Willard
-----------------    ---------------   ----------------------

acting for and on behalf of Borrower and as its act and deed be, and they hereby are, authorized and empowered:

BORROW MONEY. To borrow from time to time from Bank, on such terms as may be agreed upon between the officers of Borrower and Bank, such sum or sums of money as in their judgment should be borrowed.

EXECUTE MODIFICATIONS. To execute and deliver to Bank that certain First Amendment to Loan and Security Agreement dated as of March 19, 1999 ("First Amendment") and also, to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the loan documents, or any portion of the loan documents.
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NEGOTIATE ITEMS.  To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to Borrower or in which Borrower may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of Borrower with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, INCLUDING AGREEMENTS WAIVING THE RIGHT TO A TRIAL BY JURY, as they may in their discretion deem reasonably necessary, proper, desirable or convenient in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of Borrower's agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the persons named above are principal officers of the Corporation and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that they are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on March 30, 1999 and attest that the signatures set opposite the names listed above are their genuine signatures.


CERTIFIED TO AND ATTESTED BY:

X /s/  Steve Odom
  ---------------------------------
  *Secretary or Assistant Secretary

X /s/  Micheal Bennett
  ---------------------------------


*NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, this resolution must also be signed by a second Officer or Director of Borrower.


                                       2
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                                FIRST AMENDMENT
                                      TO
                          LOAN AND SECURITY AGREEMENT

     This First Amendment to Loan and Security Agreement (this "Amendment") is entered into as of March 19, 1999 by and between Silicon Valley Bank ("Bank") and Mission Critical Software, Inc. ("Borrower").

                                   RECITALS

     Borrower and Bank are parties to that certain Loan and Security Agreement dated as of January 26, 1998 (the "Agreement"). Bank and Borrower desire to make certain changes to the terms and conditions of the Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, the parties agree as follows:

     1. The term of the Agreement has been extended to February 5, 2000 and therefore the definition of the Revolving Maturity Date in the Agreement is deleted in its entirety and replaced with the following:

         "Revolving Maturity Date" means February 5, 2000.

     2.  The following definition is added to the Agreement:

         "Net Income" means, as to Borrower and its Subsidiaries on a consolidated basis and for any period, the net income (or loss) after tax for such period without giving effect to any extraordinary gain or gains or loss or losses on the sale of non-current assets owned by Borrower and its Subsidiaries, as determined in accordance with GAAP. For purposes of the foregoing sentence and notwithstanding anything herein to the contrary, non-current assets shall not include, in any event, long term notes or receivables.

     3. Subsection (d) of the definition of Eligible Accounts shall be deleted in its entirety and replaced with the following:

         (d) Accounts with respect to which the account debtor does not have its principal place of business in the United States; provided Bank will allow, as part of the Borrowing Base, an amount that, in the aggregate and from time to time, does not exceed the lesser of (i) eighty percent (80%) of the total of all Foreign Accounts and (ii) twenty percent (20%) of the total Borrowing Base and (iii) Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00) (the lesser of (i), (ii) and (iii) to be the "Foreign Amount Add-Back").
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     4.  Section 6.7 of the Agreement is deleted in its entirety and replaced with the  following:

         6.7 Quick Ratio. Borrower shall maintain, as of the last day of each calendar month, a ratio of Quick Assets to Current Liabilities less deferred maintenance revenue of at least 1.65 to 1.0.

     5. Section 6.9 of the Agreement is deleted in its entirety and replaced with the following:

         6.9 Tangible Net Worth. Borrower shall maintain, as of the last day of each calendar month, a Tangible Net Worth of not less than Three Million and No/100 Dollars ($3,000,000.00), plus fifty percent (50%) of all year-to-date Net Income (without regard to net losses), such increase to be calculated as of the last day of each of Borrower's fiscal quarters commencing with Borrower's quarter ending March 31, 1999.

     6. The text of Section 6.8 of the Agreement is hereby deleted in its entirety.

     7. The form of Borrowing Base Certificate attached to the Agreement as Exhibit C is hereby deleted in its entirety and replaced with the revised form of Borrowing Base Certificate attached to this Amendment as Exhibit A.

     8. The form of Compliance Certificate attached to the Agreement as Exhibit D is hereby deleted in its entirety and replaced with the revised form of Compliance Certificate attached to this Amendment as Exhibit B.

     9. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. As amended hereby, the Agreement remains in full force and effect.

     10. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

     11. As a condition to the effectiveness of this Amendment, Borrower shall
(i) pay Bank a facility fee equal to Ten Thousand and No/100 Dollars ($10,000.00), which fee shall be due on the date hereof and shall be fully earned and non-refundable and (ii) reimburse Bank for all Bank Expenses incurred in connection with this Amendment.

     12. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.


                                       2
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     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.


                                    MISSION CRITICAL SOFTWARE, INC.


                                    By: /s/  Steve Odom
                                        ------------------------------
                                    Name:  Steve Odom
                                           ---------------------------
                                    Title: CFO
                                           ---------------------------

                                    SILICON VALLEY BANK


                                    By:
                                        ------------------------------
                                        Stuart Edwards, Vice President

Exhibit A - Revised Form of Borrowing Base Certificate

Exhibit B - Revised Form of Compliance Certificate


                                       3
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                                   EXHIBIT A
                  REVISED FORM OF BORROWING BASE CERTIFICATE


Borrower: Mission Critical Software, Inc.         Bank: Silicon Valley Bank

Commitment Amount:  $3,000,000.00

     ACCOUNTS RECEIVABLE

     1.  Accounts Receivable Book Value as of             $
     2.  Additions (please explain on reverse)            $
     3.  TOTAL ACCOUNTS RECEIVABLE                        $

     ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
     4.  Amounts over 90 days due                         $
     5.  Balance of 50% over 90 day accounts              $
     6.  Concentration Limits                             $
     7.  Foreign Accounts                                 $
     8.  Governmental Accounts                            $
     9.  Contra Accounts                                  $
     10. Promotion or Demo Accounts                       $
     11. Intercompany/Employee Accounts                   $
     12. Other (please explain on reverse)                $
     13. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS             $
     14. Eligible Accounts (#3 minus #13)                 $
     15. LOAN VALUE OF ELIGIBLE ACCOUNTS (80% of #14)     $
     16. Foreign Amount Add-Back [Lesser of
         (80% of #7) and (20% of #15) and $750,000.00]    $
     17. BORROWING BASE (#15 plus #16)                    $
     18. Maximum Loan Amount                              $
     19. Total Funds Available [Lesser of #18 and #17]    $
     20. Present balance owing on Line of Credit          $
     21. Outstanding under Merchant Card
         Sublimit ($60,000.00 maximum)                    $
     22. RESERVE POSITION (#19 minus (#20 plus #21))      $

     The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:                                ===================================
                                                     BANK USE ONLY
                                           RECEIVED BY: __________________
                                           DATE: _________________________
                                           REVIEWED BY: __________________
                                           COMPLIANCE STATUS: YES/NO
                                         ===================================

Mission Critical Software, Inc.

By:
   ----------------------------
     Authorized Signer


                                      A-1
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                                   EXHIBIT B
                    REVISED FORM OF COMPLIANCE CERTIFICATE


TO:    SILICON VALLEY BANK

FROM:  MISSION CRITICAL SOFTWARE, INC.

     The undersigned authorized officer of Mission Critical Software, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank, as amended (the "Agreement"),
(i) Borrower is in complete compliance for the period ending _____________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles
(GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT              REQUIRED                        COMPLIES
------------------              --------                        --------
Monthly financial statements    Monthly within 30 days          Yes   No
Annual (CPA Audited)            FYE within 120 days             Yes   No
10Q and 10K                     Within 5 days after filing
                                with the SEC                    Yes   No
A/R & A/P Agings                Monthly within 30 days          Yes   No


FINANCIAL COVENANT              REQUIRED                     ACTUAL     COMPLIES
------------------              --------                     ------     --------

Maintain on a Monthly Basis:

Minimum Quick Ratio             1.65:1.0                    _____:1.0   Yes   No
Minimum Tangible Net Worth      $3,000,000.00               $________   Yes   No
                                (To be increased by 50%
                                of year-to-date Net Income
                                on a quarterly basis-see
                                Section 6.9 of Loan and Security
                                Agreement, as amended by the First Amendment)



                                      B-1
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COMMENTS REGARDING EXCEPTIONS:

Sincerely,


_________________________  Date:_______________
SIGNATURE

_________________________
TITLE






                                      B-2